Exhibit 99.1
                                                                    ------------




SkyTerra Communications, Inc.                  Contact:
19 West 44th Street, Suite 507                 Robert Lewis
New York, New York 10036                       Senior Vice President and General
                                                 Counsel
                                               212-730-7540
                                               info@skyterracom.com

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                        SKYTERRA COMMUNICATIONS REPORTS
                          SECOND QUARTER 2004 RESULTS


New York, NY August 17, 2004 - SkyTerra Communications, Inc. (OTC: SKYT) today reported net income of $23.3 million or $1.48 per fully-diluted share for the second quarter of 2004, which compares to a net loss of $(0.2) million or $(0.01) per fully-diluted share for the second quarter of 2003. The net income for the second quarter of 2004 includes a one-time gain of $22.5 million or $1.43 per fully-diluted share relating to the receipt of all outstanding principal and accrued interest due under the promissory note issued to the Company by the Motient Corporation on May 1, 2002. As reflected in the Company's public filings, because of uncertainty concerning the ability to collect on the note, the note previously was written off. The Company also reported a loss from operations for the second quarter ended June 30, 2004 of $(2.5) million or $(0.16) per share on an undiluted (or basic) basis, which compares to $(1.5) million or $(0.10) per share on an undiluted basis for the second quarter of 2003. The increased loss from operations in the second quarter of 2004 resulted primarily from the acquisition of ESP and AfriHUB subsequent to the second quarter of 2003 and certain non-cash compensation charges.

The Company reported net income available to common stockholders of $20.8 million or $1.33 per fully-diluted share for the second quarter of 2004, which compares to a net loss available to common stockholders of $(2.6) million or $(0.17) per fully-diluted share for the second quarter of 2003. The net income
(loss) available to common stockholders includes non-cash charges for dividends and accretion related to the Company's preferred securities of $(0.16) per share on both an undiluted and fully-diluted basis in each of the second quarter of 2004 and 2003.

Caution Concerning Forward-Looking Statements
---------------------------------------------

This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include the ability to manage and deploy our cash successfully and the ability of the MSV Joint Venture, Navigauge and AfriHUB to finance and implement their business plans and our ability to manage the costs and growth of these businesses. Additional factors are detailed in the documents filed by the Company with the Securities and Exchange Commission including but not limited to those contained under the Risk Factors section of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission on March 30, 2004. The Company assumes no obligation to update any such forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

                          Financial Statements follow

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

                         SkyTerra Communications, Inc.
                     Consolidated Statements of Operations
                       (In thousands except share data)

                                                          Three Months Ended June 30,       Six Months Ended June 30,
                                                         ------------------------------    -----------------------------
                                                             2004             2003             2004            2003
                                                         --------------    ------------    -------------   -------------
Revenues                                                          $543             $--           $1,360             $--
Cost of revenues                                                   589              --            1,337              --
                                                         --------------    ------------    -------------   -------------
  Gross (loss) profit                                              (46)             --               23              --
Expenses:
   Selling, general and administrative                           2,384           1,469            4,148           3,321
   Depreciation and amortization                                    35               6               50              13
                                                         --------------    ------------    -------------   -------------
     Total expenses                                              2,419           1,475            4,198           3,334
                                                         --------------    ------------    -------------   -------------
Loss from operations                                            (2,465)         (1,475)          (4,175)         (3,334)
Interest income, net                                             5,429           1,555            7,590           3,064
Loss on investments in affiliates                                 (372)           (100)            (523)           (199)
Other income (expense), net                                     20,868              --           20,904              (5)
Minority interest                                                 (159)           (278)            (459)           (547)
                                                         --------------    ------------    -------------   -------------
Income (loss) from continuing operations                        23,301            (298)          23,337          (1,021)
Gain from wind-down of discontinued operations                      --             109               --             563
                                                         --------------    ------------    -------------   -------------
Net income (loss)                                               23,301            (189)          23,337            (458)
   Cumulative dividends and accretion of convertible
     preferred stock to liquidation value                       (2,473)         (2,414)          (4,934)         (4,813)
                                                         --------------    ------------    -------------   -------------
Net income (loss) attributable to common stockholders          $20,828         $(2,603)         $18,403         $(5,271)
                                                         ==============    ============    =============   =============
Basic earnings (loss) per common share:
  Continuing operations                                          $1.38          $(0.18)           $1.22          $(0.38)
  Discontinued operations                                           --            0.01               --            0.04
                                                         --------------    ------------    -------------   -------------
     Net earnings (loss) per common share                        $1.38          $(0.17)           $1.22          $(0.34)
                                                         ==============    ============    =============   =============
Diluted earnings (loss) per common share:
  Continuing operations                                          $1.33          $(0.18)           $1.18          $(0.38)
  Discontinued operations                                           --            0.01               --            0.04
                                                         --------------    ------------    -------------   -------------
     Net earnings (loss) per common share                        $1.33          $(0.17)           $1.18          $(0.34)
                                                         ==============    ============    =============   =============
Weighted average common shares outstanding:
  Basic                                                     15,059,698      15,301,999       15,061,753      15,638,769
                                                         ==============    ============    =============   =============
  Diluted                                                   15,707,635      15,301,999       15,643,938      15,638,769
                                                         ==============    ============    =============   =============
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

                         SkyTerra Communications, Inc.
                       Consolidated Balance Sheets Data
                                (In thousands)

                                                               June 30,           December 31,
                                                                 2004                 2003
                                                           -----------------    ------------------
Cash, cash equivalents, and short-term cash investments             $26,995               $28,692
Note receivable and accrued interest from Motient
     Corporation, net                                                22,516                    --
Note receivable from Verestar, Inc.                                      --                 2,500
Total current assets                                                 52,135                32,477
Notes receivable from Mobile Satellite Venture, L.P.                 65,788                62,638
Investments in affiliates                                             3,456                 2,769
Total assets                                                        122,271                98,099
Total liabilities                                                     4,819                 6,066
Minority interest                                                    13,308                12,467
Series A convertible preferred stock                                 85,116                80,182
Stockholders' equity (deficit)                                       19,028                  (616)
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